UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2009

Oracle Corporation

(Exact name of registrant as specified in charter)

Delaware	000-51788	54-2185193
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

500 Oracle Parkway, Redwood City, California 94065

(Address of principal executive offices) (Zip Code)

(650) 506-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01	Other Events

On June 2, 2009, Larry Ellison, Oracle Corporation’s Chief Executive Officer, along with Scott McNealy, Co-founder and Chairman of the Board of Sun Microsystems, Inc., spoke at the 2009 JavaOne Conference. A transcript of their remarks is furnished as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

99.1	Transcript dated June 2, 2009 of Larry Ellison, Oracle Corporation’s Chief Executive Officer, and Scott McNealy, Sun Microsystems, Inc.’s Co-founder and Chairman of the Board, at the 2009 JavaOne Conference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 2, 2009

ORACLE CORPORATION

By:	/s/ Brady Mickelsen
	Name:	Brady Mickelsen
	Title:	Vice President, Associate General Counsel and Assistant Secretary

EXHIBIT LIST

Exhibit No.	Description
99.1	Transcript dated June 2, 2009 of Larry Ellison, Oracle Corporation’s Chief Executive Officer, and Scott McNealy, Sun Microsystems, Inc.’s Co-founder and Chairman of the Board, at the 2009 JavaOne Conference.

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